NOVEMBER 2024 INVESTOR PRESENTATION

Forward-Looking Statements  This presentation may contain forward-looking statements and information relating to, among other things, Generation Income Properties, Inc. (“the company”), its business plan and strategy, its properties and assets, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company’s management. When used in the offering materials, the words “estimate,” “project,” “believe,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties that could cause the company’s actual results to differ materially from those contained in the forward- looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events. DISCLAIMER

GIPR Overview Recent Highlights 14 Tenant Market Caps 15 Investment Thesis CONTENTS Portfolio & Growth 16 Meet the Team 01 02 04 11 Values & Culture

1 NASDAQ listed since 2021: GIPR 2 $104M GAV 3 4 5 6 7 8 9 93% Occupancy 27 Properties 12 States 4.6yrs WALT 540K Square Feet 69% IGC Tenant ~5.5M Common Stock Outstanding GIPR OVERVIEW GIPR OVERVIEW 01 as of November 14, 2024

Redemption Extensions Preferred Investment $2.5M cash contribution into GIPLP in exchange for preferred partnership units Debt Extension Two Norfolk, VA loans extending to 2029, with no debt due until 2028 $5.5M Acquisition Acquired a Best Buy in Ames, IA for $5.5M (8.1% cap rate) with approximately ~45% LTV No required redemptions until 2026 RECENT HIGHLIGHTS ASYMCA Lease Signing 35,087 SF, 10-year lease term with credit-worthy, Department of Defense funded tenant Auburn University Lease Signing 27,000 SF, 3-year lease term with an AA- investment-grade rated (Moody’s) tenant Dollar Tree Lease Extension 5-year lease extension completed two years before current lease expiration Fresenius Lease Extension 7-year extension completed two years before current lease expiration extending the remaining term to 9 years 02 Click on Underlined Titles for SEC Filings 01 02 03 04 05 06 07 08

Conversations with GIPR Our podcast highlights entrepreneurial efforts and tells stories of interesting people in our community. Click here to listen to all epsisodes. Podcast Case Studies INVESTOR RELATIONS Click Boxes Above to Read Full Case Studies 03

INVESTMENT THESIS GIPR Unlocks Value & Growth in Stabilized Short Term Net Leased Assets 04

Targeted Acquisitions We purchase shorter-term net leased assets at higher cap rates, unlocking embedded value - our focus is on high quality RE, tenant credit, site-specific performance and geographic attributes INVESTMENT THESIS Proactive Asset Management We enhance property performance through strategic oversight and operational efficiencies Strong Tenant Relationships Creating relationships at the corporate & property level to improve the profitability of long-term, consistent occupancy Internal Growth Platform poised for advantageous internal growth through lease renewals, rental increases, re-tenancy, & asset appreciation 05

SHORT-TERM LEASE THESIS The Net Lease market remains fragmented with approximately 95% of buyers in the market being private individuals leading to market opportunity for institutional buyers and REITs. 01 02 03 04 The majority of both private and institutional buyers focus on assets with over 10 years remaining in lease term, leading to even less competition in the market for short term assets and a greater buying opportunity for GIPR. Due to the lack of demand for short term leases, there is a significant basis point spread on asking cap rates for the property type. Per Northmarq there is an approximate 75 basis point discount between net lease assets with 5 years or less remaining in lease term versus 10 years or more remaining. GIPR looks to take advantage of both market opportunity and basis point spread by acquiring shorter term leased assets at a discount and renewing and extending leases to lead to effectively 10 year plus lease terms. 06

CURRENT BUYING OPPORTUNITIES GIPR anticipates that market dynamics in 2025 and 2026 will create more favorable buying opportunities. The following data highlights three critical factors influencing the transaction market: transaction volume, trends in cap rates, and trends in interest rates. 01 02 03 04 Traditionally, transaction volumes have remained high, cap rates have stayed low, indicating that net lease properties have been trading at a premium, and interest rates have reached historic lows. However, due to Federal Reserve policies, interest rates rose sharply between 2022 and 2024, resulting in a slowdown in transaction volumes and a gradual increase in cap rates. The latest data suggests that the market is beginning to recalibrate toward a more favorable buying environment, with cap rates stabilizing at higher levels and interest rates decreasing. This shift may lead to a positive basis point spread between cap rates and the cost of capital, signaling promising investment opportunities ahead. See the graph on the following page for illustration. 07

CURRENT BUYING OPPORTUNITIES 2021 High transaction volume Low cap rates Low cost of capital 2022-2024 Decreasing transaction volume Slowly increasing cap rates Rapidly increasing cost of capital 2025 Low transaction volume Sustained high cap rates Decreasing cost of capital Patient and disciplined GIPR investing Buying opportunity for GIPR Greater buying opportunity for GIPR 08

Fresenius Medical Care Chicago, IL Acquisition Details: Purchase Price: $3,100,000 7.24% cap rate Extension Details: Seven-Year Extension New Value: The lease extension brought the total remaining lease term for this Fresenius property to nine (9) years. At the time of lease extension, a conservative cap rate compressions results in a 6.75% cap rate for the new property value NOI = $235,360 Cap Rate = 6.75% Property Value = $3,486,814 Acquisition Details: Purchase Price: $1,372,278 7.55% cap rate 2 Lease Years Remaining $103,607 NOI Extension Details: Five-Year Extension New Value: Lease extension brought the total remaining lease term for this Dollar Tree property to seven (7) years. At the time of lease extension, a conservative cap rate compressions results in a 6.5% cap rate for the new property value. NOI = $109,060 6.5% Cap Rate Property Value = $1,677,846 Dollar Tree Morrow, GA GIPR THESIS VALIDATED - EXAMPLES OF 2024 Acquisition Details: Purchase Price: $11,800,000 Annual Gross Rent: $1,237,111 Leased by two Investment Grade Credit Tenants: United States General Service Admin., & Maersk Line Limited New Tenant/ Lease Details: GIPR overcame MAERSK Line Limited vacating the property (approximately 35,000 SF) to re-lease the vacancy to the Armed Services YMCA, a Department of Defense Funded Tenant for a 10-Year Lease Term New Value Estimate: Annual Gross Rent = $1,348,217 Property Value = $12,800,000 Armed Services YMCA Norfolk, VA ~12.5% Increase in Value ~8.5% Increase in Value ~22% Increase in Value 09

...our relationship based, short-term lease thesis successfully drives value through early lease extensions and effective re-tenanting of vacant assets, contributing to sustained cash flow and enhanced property performance. IN SIMPLE TERMS... 10

Tenant City / State Bldg. Area (sf) Asset Class S&P Credit Rating Current Annual Rent Lease Expiration Date WALT Renewal Options 7-Eleven Corporation Washington, D.C. 3,000  R A $129,804.00  3/31/2026 1.44 2 x 5 years Auburn University  Huntsville, AL 59,091  I  AA- $283,500.00  7/31/2027 2.77 N/A Best Buy Co., Inc.  Grand Junction, CO 30,701  R BBB+ $353,061.48  3/31/2027 2.44 1 x 5 years Best Buy Co., Inc.  Ames, IA 30,465  R BBB+ $405,470.00  3/31/2030 5.44 2 x 5 years Dollar General Big Spring, TX 9,026  R BBB $86,040.96  6/30/2030 5.69 3 x 5 years Dollar General Castalia, OH 9,026  R BBB $79,319.64  5/31/2035 10.61 3 x 5 years Dollar General Lakeside, OH 9,026  R BBB $81,035.64  7/31/2035 10.78 3 x 5 years Dollar General Litchfield, ME 9,026  R BBB $92,961.00  9/30/2030 5.94 3 x 5 years Dollar General Mount Gilead, OH 9,026  R BBB $85,923.72  6/30/2030 5.69 3 x 5 years Dollar General Thompsontown, PA 9,100  R BBB $85,998.00  10/31/2030 6.02 3 x 5 years Dollar General Market Bakersfield, CA 18,827  R BBB $361,074.96  7/31/2028 3.77 3 x 5 years Dollar Tree Stores, Inc. Morrow, GA 10,906  R BBB $103,607.04  7/31/2030 5.77 2 x 5 years Fresenius Medical Care Holdings, Inc.  Chicago, IL 10,947  R BBB- $233,479.80  10/31/2026 2.02 2 x 5 years General Services Administration Vacaville, CA 11,014  O AA+ $257,049.96  8/24/2026 1.84 N/A General Services Administration-FBI Manteo, NC 7,543  O AA+ $100,681.56  2/20/2029 4.33 1 x 5 years General Services Administration-Navy Norfolk, VA 49,902  O AA+ $640,741.68  9/16/2028 3.90 N/A Irby Construction Plant City, FL 7,826  O BBB- $176,674.32  12/31/2024 0.19 2 x 5 years Sherwin Williams Company  Tampa, FL 3,500  R BBB $126,787.56  7/31/2028 3.77 5 X 5 years  Starbucks Corporation Tampa, FL 2,200  R BBB+ $200,750.04  2/29/2028 3.35 4 x 5 years Starbucks Corporation Tampa, FL 2,642  R BBB+ $148,216.20  2/28/2027 2.35 2 x 5 years City of San Antonio (PreK) San Antonio, TX 50,000  R AAA $924,000.00  7/31/2029 4.77 1 x 8 years Dollar General East Wilton, ME 9,100  R BBB $112,439.28  7/31/2030 5.77 3 x 5 years La-Z-Boy Inc.  Rockford, IL 15,288  R N/A $366,600.00  10/31/2027 3.02 4 x 5 years Armed Services YMCA of the U.S.A. Norfolk, VA 22,247  O N/A $274,379.64  4/30/2034 9.52 2 x 5 years exp U.S. Services Inc. Maitland, FL 33,118  O Not Rated $864,583.32  11/30/2026 2.10 1 x 5 years Kohl's Corporation Tucson, AZ 88,408  R BB $864,630.24  1/31/2030 5.28 7 x 5 years PRA Holdings, Inc. Norfolk, VA 34,847  O BB $788,090.28  8/31/2027 2.85 1 x 5 years Walgreens Santa Maria, CA 14,490  R BB $369,000.00  3/31/2032 7.44 N/A GIPR PORTFOLIO as of November 14, 2024 11

ABR Credit Rated $7,090,337 (82%) Investment Grade Credit $5,068,616 (59%) IGC Profile $640,980 (7%) Sub-Investment Grade Credit $2,021,721 (24%) Not Rated $864,583 (10%) GIPR PORTFOLI0 SUMMARIZATION 07 01 Property Types Collective Portfolio as of November 14, 2024 Retail Office Industrial 61% 36% 3% 12

LIQUIDITY STABLIZED DEBT CAPITAL RAISE ACQUISITIONS GIPR GROWTH Healthy cash balance on hand Stabilized long term debt with ability to advantageously refinance Capital raise Continuously looking at ways to raise additional accretive capital for growth Acquisitions Continue to grow the company GAV with assets with a 100-150bps spread over cost of capital Current Core Attributes 13

TENANT MARKET CAPS Market Capitalization (In Billions) GIPR is landlord to some of the United States’ largest institutions, including The United States Government ~$30T 06

Relational We prioritize and value our relationships, understanding that both professional and personal connections are our greatest assets. Generational Ethical Intelligent We make decisions with a long-term perspective, ensuring that our actions positively impact future generations. We uphold a culture of mutual accountability and self-driven integrity, where ethical behavior is both a personal commitment and a collective standard. Life-long learning, and application of that information, is a constant undertone that we emphasize every day. VALUES & CULTURE OF CARE We have a fiduciary responsibility to our shareholders, and we make that a high-ranking priority for ourselves. But our culture of “care” literally begins with the people that I work with each day. I start with them, to make sure they are empowered, feel safe to challenge themselves and each other as well as to make sure that they have a clear understanding that their entire well-being is of primary importance to me. They’re already smart, they’re already honest and they’re already motivated. It’s my job to let them know that their work is meaningful to me, to shareholders and to themselves. If they honestly know that, then I’m able to get out of the way and let them be who they already are in order to serve in the best way possible. David Sobelman, CEO 15

MEET THE TEAM Founder & CEO David Sobelman Mr. Sobelman serves as Chairman of GIPR’s Board of Directors, CEO, & President. He used the insight achieved through decades of focusing on net leased assets to imbed the philosophy of long-term, generational investing and founded Generation Income Properties (Nasdaq: GIPR) in 2015. He has led the efforts from GIPR’s conceptual genesis, to its current listing on Nasdaq and embeds the decades of meaningful relationships he has built within the industry in order to grow the company. VP Accounting & Finance Ron Cook With extensive experience in finance and accounting, Mr. Cook is a financial professional who serves as the Vice President of Accounting for Generation Income Properties leading the accounting functions at the firm. Mr. Cook has held executive and financial leadership roles over the past 10 years in consulting, family office and real estate private equity and is adept at strategic planning, financial reporting and modeling, data and market analysis, and forecasting. Dir. of Capital Markets Emily Hewland Ms. Hewland is Director of Capital Markets. Utilizing her experience as an analyst, she has built out GIPR’s acquisitions process to effectively underwrite assets thoroughly upfront to find value in the market for investors and the portfolio alike. Working closely with the CEO and CFO, Ms. Hewland plays a vital role in growing and overseeing acquisitions and capital markets to successfully execute on the acquisition pipeline. 16

MEET THE TEAM Corporate Controller Angel Gonzalez As Corporate Controller, Angel is responsible for the direct oversight of the accounting function, including financial reporting, treasury, tax and compliance. Prior to joining GIPR in 2024, Angel served in various accounting leadership roles with several real estate investment and capital advisory firms, investment managers, and operating companies. Angel has nearly 20 years of technical accounting and reporting experience in the public and private sectors. He is a licensed CPA. Acquisitions Manager Robert Rohrlack Mr. Rohrlack sources new acquisition opportunities that adhere to Generation Income Properties’ investment criteria, while maintaining an active role in negotiating transactions for new purchases. Prior to joining GIPR, Mr. Rohrlack was a Director at Savills Occupier Services, a global commercial real estate service provider, where he specialized in Tenant Representation. Dir. of Ops & Admin Emily Cusmano Ms. Cusmano has been involved with Generation Income Properties since its inception and has been working alongside David Sobelman for almost a decade in the net lease industry. She orchestrates the many key functions that keep GIPR running smoothly and takes care of in and out-of-house organization across all departments. Having been involved in real estate for over 15 years, she has become a mentor to the rest of the team on the administration of real estate transactions. 17

CONTACT: IR@GIPREIT.COM THANK YOU